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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of earliest event reported) January 15, 1998


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-5885                      13-2625764
 (State or other juris-           (Commission                   (IRS Employer
diction of incorporation)         File Number)               Identification No.)



   60 WALL STREET, NEW YORK, NEW YORK                             10260-0060
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On January 15, 1998, the Registrant issued a press release announcing that Lawrence A. Bossidy has been elected a director of J.P. Morgan & Co. Incorporated, effective February 1, 1998. A copy of such press release is attached hereto as Exhibit 99a.

         On January 20, 1998, the Registrant issued a press release announcing its earnings for the three-month and twelve-month periods ended December 31, 1997. A copy of such press release is filed herein as
         Exhibit 99b.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE. The financial statements included in this report are not required to be filed as part of this report.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

                  99a.Copy of press release of J.P. Morgan & Co. Incorporated dated January 15, 1998.

                  99b.Copy of press release of J.P. Morgan & Co. Incorporated dated January 20, 1998.

                  99c.Statement of consolidated average balances and net
                      interest earnings for the three- and twelve-month periods ended December 31, 1997.
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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    J.P. MORGAN & CO. INCORPORATED

                                    _________________________________
                                    (REGISTRANT)




                                    /s/ Grace B. Vogel
                                    _________________________________
                                    NAME:  Grace B. Vogel
                                    TITLE: Chief Accounting Officer



DATE: January 15, 1998
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                                EXHIBIT INDEX


                  99a.Copy of press release of J.P. Morgan & Co. Incorporated dated January 15, 1998.

                  99b.Copy of press release of J.P. Morgan & Co. Incorporated dated January 20, 1998.

                  99c.Statement of consolidated average balances and net
                      interest earnings for the three- and twelve-month periods ended December 31, 1997.